UNITED STATES
SECURITES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  11/01/2004

INSIGHTFUL CORP
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  -

DE	04-2842217
(State or Other Jurisdiction Of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

1700 Westlake Ave N Suite 500
Seattle, WA 98109
(Address of Principal Executive Offices, Including Zip Code)

2068022365
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.02.    Results of Operations and Financial Condition

On November 1, 2004, Insightful Corporation issued a press release announcing its financial results for the quarter ended September 30, 2004. A copy of the press release is attached as Exhibit 99.1 and is incorporated into this current report by reference.

Item 9.01.    Financial Statements and Exhibits

Press Release dated November 1, 2004, announcing Insightful Corporation's financial results for the quarter ended September 30, 2004.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

INSIGHTFUL CORP

Date: November 01, 2004.	By:	/s/ Kenneth J. Moyle, Jr.
Kenneth J. Moyle, Jr.
General Counsel & Secretary